Exhibit 10.2

                   CREDIT CARD CONNECTION SERVICES AGREEMENT
                                 No: SBC-CCCOl

AN AGREEMENT FOR CREDIT CARD PROCESSING SERVICES made the 15 November, 2001 between

      TCS (CANADA) LIMITED, a Company incorporated under the laws of Ontario, with registered offices located at 700 Dorval Drive, Suite 202, Oakville, Ontario, Canada, L6K 3V3, (hereinafter referred to as "TCS") and

      SECURITY BANCORP INC., a Company incorporated under the laws of Alberta, with registered offices located at Bldg F, Unit 3, 5508 1s' Street SE, Calgary, Alberta, Canada, T2H 2W9 (hereinafter referred to as the "Customer").

      (the "Extension Agreement")

SCOPE

A. Customer has signed TCS's Connection Services Agreement ("Master Agreement") for provision of TCS IDP Service to Customer.

B. TCS is now providing credit gateway services to allow Customer to provide credit card -related transactional services (including for example, credit card authorization, EFT and credit card settlement) to its end users generally ("Credit Card Services").

C.    Customer desires to obtain Credit Card Services from TCS.

1.    Master Agreement and Credit Card Agreement.

1.1   Definitions

All the terms and definitions referenced in the Master Agreement are incorporated by reference in the Credit Card Agreement. To the extent there is any conflict between the Credit Card Agreement and the Master Agreement, the Master Agreement shall prevail to the extent necessary to resolve any inconsistency. The following definitions also apply:

(a) "Eligible Terminals" means a terminal owned or leased by the Customer or a third party under contract with Customer, where Customer has advised TCS in writing that such terminal is connected to TCS's Switch and which meets the requirements and standards described in Schedule A attached hereto.

(b) "Switch" means the hardware and software operated by TCS for the purposes of connecting a network of IDP Terminals and Eligible Terminals to Interac and to the Credit Card Services.

2.    Credit Card Services

      2.1   Service Provider

            TCS agrees to connect the Customer's Eligible Terminals to the Credit Card Services and to enable such Credit Card Services to be delivered to Customer's end-users.

      2.2   User Fee

            (i) Customer will be charged a haulage fee (whether such transactions are successful or unsuccessful) for any transactions processed by way of the Credit Card Services. Customer will pay a one-time fee to enroll all Eligible Terminals on the Credit Card Services. Changes to the fees will be on mutual agreement of the parties. Further details on the fees are as set out in Schedule B.

            (ii) Customer may charge its end users whatever fee it desires, in its sole unfettered discretion, with respect to the Credit Card Services.

            (iii) Once a month, within five business days of the end of the calendar month, TCS will produce and deliver a report to Customer with respect to Credit Card Services transactions carried out by Customer's end users.

            (iv) Charges owing by Customer to TCS on account of Credit Card Services shall be due and payable in arrears, and to obtain payment TCS will deduct the amount of such charges or any part thereof from, or set-off and apply the amount of such charges or any part thereof against, any and all monies collected on behalf of the Customer from the completed transactions processed through the Customer's Terminals connected to TCS's switch on account of IDP transactions.

            (v) If the amount of the charges due on account of Credit Card Services exceeds the amount due to the Customer, the Customer will provide TCS, at its sole discretion, with the authority to withdraw funds from the Customer's Account to settle the


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

                  difference between the amount of such charges and the amount due to the Customer.

            (vi) If the Customer fails to pay any of the charges due on account of Credit Card Services or other amounts of any nature payable by it hereunder on the due date therefore, the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

2.3   Covenants with respect to the Credit Card Service

      TCS covenants and agrees that:

      (i)   it shall comply in all respects with all of

            (a) the agreements, terms and conditions set forth in this Agreement; and

            (b) TCS shall ensure that their systems are maintained compliant with all relevant Card Brand Associations to the best of their ability.

      (ii) for the fees payable by the Customer it shall provide processing for credit card transactions captured by TCS at Eligible Terminals operated by TCS on behalf of the Customer;

      (iii) it shall provide by electronic means defined and mutually agreed to from time to time by TCS and the Customer, such reports as are defined in Schedule "F" attached hereto;

      (iv) it shall provide access to a facility which will allow the Customer to retrieve certain information pertaining to their Eligible Terminals in accordance with Schedule "H" attached hereto.

3.    Customer Obligations

3.1   Customer Covenants

The Customer covenants and agrees:

      (i)   to comply in all respects with all of

            (a) the agreements, terms and conditions set forth in this Agreement; and


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

            (b) all relevant Card Brand Associations to the best of their ability.

      (ii) that the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (iii) that the Customer shall pay all expenses related to the on site maintenance of its Eligible Point of Sale Terminals operated by TCS on the Customer's behalf and that TCS shall not, at any time or in any way or in any manner whatsoever, be liable for, or be responsible for, maintaining, servicing, or upgrading a Customer's Terminals;

      (iv) that TCS shall not, at any time or in any way or in any manner whatsoever, be liable for, or be responsible for financing the purchase, lease or rental of a Customer's Eligible Terminals;

      (v) that the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (vi) that the Customer acknowledges that TCS has all ownership rights to TCS's Switch software and hardware;

      (vii) that the Customer will be responsible for all costs and expenses of installing, renting, operating and maintaining the communications facilities required to connect the Customer's Eligible Terminal at the remote site. Further that all monthly communications costs associated with the said communications facilities shall be the responsibility of the Customer and that TCS shall not, at any time or in any way or in any manner whatsoever, be liable for, or be responsible for such communications facilities. Such communications facilities, as mutually agreed to by both Parties, shall be installed in accordance with TCS's requirements for said facilities;

     (viii) that the Customer will be responsible for all costs and expenses of installing an Eligible Terminal at a remote site;

      (ix) to notify TCS that an Eligible Terminal is to be disconnected from service no later than five (5) business days before the date of the disconnection using the method provided by TCS for this purpose;

      (x) that the Customer will be responsible for settling funds owed for any disputed transactions conducted at the Customer's Eligible Terminals during the time they were connected to TCS's Switch;


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

      (xi) that the Customer guarantees that TCS shall have exclusive right to provide Credit Card Services to the Eligible Terminal site, for as long as the Customer or its agents maintain an agreement to process such transactions from a device at the said Eligible Terminal site.

The Customer shall be in breach of this clause 3.1 (xi) if, without prior written approval from TCS:

      o the Customer replaces the Eligible Terminal at the site with a terminal performing the same or similar transaction processing services connected to another switch provider;

      o the Eligible Terminal is re-programmed to send credit card processing transactions to another switch provider for the purposes of providing the same or similar transaction processing services;

      o the Customer installs another terminal at the Eligible Terminal site for the purpose of providing the same or similar IDP transaction processing services by connecting this other terminal to another switch provider.

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


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

TCS (CANADA) LIMITED                    SECURITY BANCORP INC.

Date:                                   Date:
     -----------------------------           -----------------------------------


Signed:                                 Signed:
       ---------------------------             ---------------------------------

Name:       Mike Kelso                  Name:          H. Schultz
     -----------------------------            ----------------------------------

Title:      Vice President              Title:         President
      ----------------------------            ----------------------------------


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

Schedule "A"
Certified Terminals for TCS's Credit Gateway Switch Network
--------------------------------------------------------------------------------

Schedule "A" of the Master Agreement is used for this agreement verbatim.

Eligible Terminals

Periodically TCS will publish a revised list of Eligible Terminals and Terminal Applications with their respective level of Terminal operating software. Such list will contain the combination of hardware and software, which together will be deemed an Eligible Terminal configuration for use in TCS's network. The Eligible Terminal configuration has been tested by TCS as compliant with TCS's switch. In no way does this provide a warranty by TCS that the Eligible Terminal will operate without defect or problems in production. The Customer is at all times responsible for assuring themselves that the Eligible Terminal hardware and software meets their business needs


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

Schedule "B"
TCS Network Fees
--------------------------------------------------------------------------------

Compensation for Use of Service

1.    Set up Fee

      (a) As a Set Up Fee, TCS charges [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Please note that each Customer may have more than one terminal

2.    Haulage Fee

      (a) As the Haulage Fee, TCS charges a fee per transaction (whether successful or unsuccessful) of the aggregate of all fees levied against credit card transactions processed by a Customer through the Credit Card Service in the preceding month.

      (b) Once a month, and in no event, no later than the l0th Business Day in the month, TCS shall adjust the settlement of Interac Direct Payment transactions owed to the Customer operating a particular terminal accessing the Services for an amount equal to the Haulage Fee. PLEASE NOTE THAT IT IS UP TO EACH CUSTOMER TO OBTAIN PERMISSION OF YOUR END USERS IN THIS REGARD

      (c)   The Haulage Fee per transaction are set out below.

Proposed Fee Schedule: Credit Authorizations & Batch Settlement

Group A

VISA Merchant Services Institution
Toronto Dominion Bank
Royal Bank
Scotiabank

MasterCard Merchant Services
Bank of Montreal

--------------------------------------------------------------------------------
Number of credit authorization             Fee per Complete or Incomplete Credit
transactions per month per Customer        Authorization Transaction
--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED              [CONFIDENTIAL PORTION DELETED
AND FILED SEPARATELY WITH THE              AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE                    SECURITIES AND EXCHANGE
COMMISSION]                                COMMISSION]
--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED              [CONFIDENTIAL PORTION DELETED
AND FILED SEPARATELY WITH THE              AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE                    SECURITIES AND EXCHANGE
COMMISSION]                                COMMISSION]
--------------------------------------------------------------------------------


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

Group B

For Group B Merchant Service Financial Institutions there is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

VISA Merchant Services Institutions

CIBC

MasterCard Merchant Services Institution

National Bank

American Express


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

Schedule "F" Daily Reports available to the Customer

- Monthly Terminal total reports


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

Schedule "H" POSHweb Internet Service

Services Provided

POSHweb Internet Service provides the client with nearly instant access to information about your Eligible Point of Sale Terminals or its transactions. POSHweb will allow the user to:

1. Display Terminal information (e.g., name, address and surcharge owner details).

2.    Display the last 10 transactions performed at the Terminal.

3.    Download daily reports.

4.    Access POSHnet Terminal installation documents and Newsletters.

5. Search a history of transaction details by machine for up to 3 months of machine history.

6. Search the Terminal database by a variety of Terminal information (e.g., by Terminal ID, by address, by province, by city, by merchant).

7.    Search the transaction database by transaction trace number.

8. Search the transaction database by Cardholder card number (first 4 digits and last 4 digits) and list all transactions performed by an Eligible Point of Sale Terminals client on any particular day on any Eligible Point of Sale Terminal.

9. Divide the network into sub-networks and allow sub-distributors or merchants limited access to their Terminals in the client's network of machines.

Fee schedule

TCS will offer access to the POSHweb Internet Service for the following fee:

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

For Customer's with existing POSHweb login names with access to the POSHnet SCD or IDP service there is a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


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